Exhibit 10.9

SECOND AMENDMENT TO CATTLE PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO CATTLE PURCHASE AND SALE AGREEMENT (this “Second Amendment”) is made and effective this 23 day of May, 2013, by and between JBS USA, LLC, a Delaware limited liability company (“JBS”) and J&F Oklahoma Holdings, Inc., a Delaware corporation (“J&F”).

RECITALS

WHEREAS, JBS and J&F entered into that certain Cattle Purchase and Sale Agreement dated October 23, 2008 (the “Agreement”);

WHEREAS, JBS and J&F entered into that certain First Amendment to the Agreement dated September 22, 2010, in order to extend the term of the Agreement;

WHEREAS, JBS and J&F desire to further amend the Agreement, as set forth in this Second Amendment, to increase the Specified Number of Cattle, as such term is defined in the Agreement;

NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. The following modification is made and incorporated into the Agreement, as follows:

Section 3, the definition of “Specified Number of Cattle” is deleted in its entirety and replaced as follows:

“Specified Number of Cattle” means, with respect to any calendar quarter, the lesser of (i) the actual number of cattle purchased from J&F by JBS USA under this Agreement during such calendar quarter and (ii) 200,000 head of cattle.

2. Except as specifically amended or waived by this Second Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect. If there is any conflict between the terms and provisions set forth in this Second Amendment and those set forth in the Agreement, this Second Amendment shall control.

3. This Second Amendment may be executed in several counterparts, each of which is an original and all of which together constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to the Cattle Purchase and Sale Agreement as of the day and year first above written.

J&F:		JBS:

J&F Oklahoma Holdings, Inc.		JBS USA, LLC

By:	/s/ Luke Lind	By:	/s/ Dennis Roerty
Title:	J F Cattle	Title:	Treasurer
Date:	5/23/13	Date:	5/23/13